DERIVED INFORMATION 10/24/2005

[$881,550,000]

Senior, Mezzanine & Subordinate Bonds Offered

(Approximate)

[$891,000,100]

Total Certificates Offered & Non-Offered

Home Equity Pass-Through Certificates, Series 2005-9

Credit Suisse First Boston Mortgage Securities Corp.

Depositor

[TBD]

Trustee

The information contained in the attached materials is referred to as the “Information”.

The Information has been provided by Credit Suisse First Boston. Neither the Issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein. The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The Information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates.

The Information addresses only certain aspects of the applicable certificate’s characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the certificate. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Although a registration statement (including the prospectus) relating to the certificates discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the certificates discussed in this communication for definitive Information on any matter discussed in this communication. Any investment decision should be based only on the data in the prospectus and the prospectus supplement (“Offering Documents”) and the then current version of the Information. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Credit Suisse First Boston Trading Desk at (212) 538-8373.

CAS Default File

10/16/2005 20:29

Credit Suisse - First Boston

User name:jsavage

4,617 records

All records

Selection Criteria: All records

Table of Contents

1. FICO and LTV

2. LTV and DTI

3. DTI and FICO

4. Limited and Stated Doc

5. IO

1. FICO and LTV

FICO and LTV	Wtd Avg Sched Bal	Total SCHED_BAL	% Sched Bal	GWAC	% MI	Wtd Avg FICO	Wtd Avg DTI	Wtd Avg LTV	% SFD	% PUD	% Owner Occ	% Full Doc	% Reduced Doc	% Stated Doc	% Int Only	% CA
Not in Buckets	230,877	321,149,997	35.8	6.77	0.0	666	40.9	73.1	76.5	8.9	93.7	43.1	16.1	40.2	47.9	49.7
FICO 500-525 and LTV>65	181,538	21,966,090	2.4	8.56	0.0	513	42.3	78.3	80.1	5.0	97.2	74.0	10.5	15.4	0.0	29.8
FICO 525-550 and LTV>65	220,202	34,351,517	3.8	8.00	0.0	538	42.0	79.4	80.6	7.3	96.8	67.0	9.5	23.3	0.6	31.8
FICO 550-575 and LTV>65	200,050	53,613,529	6.0	7.58	0.0	563	41.7	81.7	82.1	6.9	95.3	70.0	9.3	20.6	4.1	28.2
FICO 575-600 and LTV>70	149,666	97,582,475	10.9	7.55	0.0	587	41.1	83.1	89.9	5.8	96.4	76.1	7.1	16.5	27.1	25.5
FICO 600-625 and LTV>70	178,200	145,946,047	16.2	7.19	0.0	612	41.7	83.1	81.2	10.1	94.4	69.4	11.0	19.0	38.1	30.9
FICO 625-650 and LTV>70	192,769	149,396,337	16.6	7.03	0.0	637	41.9	82.8	74.8	11.2	94.7	52.6	13.6	33.6	45.4	35.4
FICO 650-675 and LTV>80	159,652	32,888,328	3.7	7.58	0.0	663	41.4	90.7	79.9	7.1	78.0	52.4	26.7	20.6	32.1	36.4
FICO 675-700 and LTV>80	186,526	24,808,009	2.8	7.48	0.0	685	40.6	89.4	71.6	6.1	75.7	49.5	25.2	24.2	40.1	37.8
FICO 700-725 and LTV>80	201,544	8,061,748	0.9	7.56	0.0	709	40.7	92.0	81.4	1.0	69.6	50.0	14.1	35.9	25.2	32.2
FICO 725-750 and LTV>85	147,532	5,016,104	0.6	7.56	0.0	739	38.2	93.0	68.6	14.4	80.8	30.6	38.8	30.6	17.0	23.7
FICO 750-775 and LTV>85	150,391	2,105,475	0.2	7.68	0.0	759	35.3	92.9	88.8	0.0	41.2	70.2	13.8	16.0	5.5	6.7
FICO 775-800 and LTV>85	161,379	968,272	0.1	7.81	0.0	783	45.4	95.5	86.5	13.5	69.8	27.2	72.8	0.0	0.0	0.0
FICO=>800 and LTV>85	177,590	355,181	0.0	6.54	0.0	801	44.4	90.0	50.6	49.4	50.6	100.0	0.0	0.0	0.0	0.0
Total:	194,544	898,209,110	100.0	7.17	0.0	631	41.3	79.8	79.0	8.7	93.1	56.4	13.9	29.3	36.7	37.9

LTV and DTI	Wtd Avg Sched Bal	Total SCHED_BAL	% Sched Bal	GWAC	% MI	Wtd Avg FICO	Wtd Avg DTI	Wtd Avg LTV	% SFD	% PUD	% Owner Occ	% Full Doc	% Reduced Doc	% Stated Doc	% Int Only	% CA
Not in Buckets	192,865	838,961,059	93.4	7.18	0.0	632	40.5	79.8	79.0	8.9	93.2	55.1	14.3	30.1	38.6	38.4
LTV 0-60 and DTI>50	209,980	3,569,666	0.4	7.42	0.0	586	52.7	53.4	84.5	0.0	95.1	41.9	16.1	42.0	2.3	67.7
LTV 60-65 and DTI>50	299,720	1,498,598	0.2	6.57	0.0	585	53.9	60.9	87.7	0.0	100.0	65.3	0.0	34.7	15.4	65.3
LTV 65-70 and DTI>50	271,353	2,713,525	0.3	7.04	0.0	576	52.0	66.8	92.4	0.0	88.6	83.5	0.0	16.5	0.0	68.2
LTV 70-75 and DTI>50	245,405	4,171,886	0.5	7.21	0.0	595	52.5	71.6	90.7	4.2	89.5	78.7	4.1	15.7	21.2	22.1
LTV 75-80 and DTI>50	232,039	4,872,828	0.5	6.90	0.0	614	52.5	77.4	75.4	2.6	93.2	79.5	0.0	20.5	8.4	43.6
LTV 80-85 and DTI>50	214,375	27,225,648	3.0	6.76	0.0	622	52.6	80.2	77.0	10.4	93.0	81.2	8.8	9.9	12.5	23.3
LTV 85-90 and DTI>50	229,868	5,976,578	0.7	7.32	0.0	589	52.6	86.7	91.0	4.7	92.8	74.7	9.9	15.4	11.9	25.4
LTV 90-95 and DTI>50	244,959	8,328,616	0.9	7.31	0.0	613	52.9	90.1	71.5	2.6	79.7	63.4	9.9	26.6	3.1	17.7
LTV 95-100 and DTI>50	49,480	49,480	0.0	10.50	0.0	663	50.5	95.0	100.0	0.0	100.0	100.0	0.0	0.0	0.0	0.0
LTV=>100 and DTI>50	93,470	841,227	0.1	8.71	0.0	617	54.3	100.0	100.0	0.0	100.0	86.6	5.5	8.0	0.0	60.6
Total:	194,544	898,209,110	100.0	7.17	0.0	631	41.3	79.8	79.0	8.7	93.1	56.4	13.9	29.3	36.7	37.9

DTI and FICO	Wtd Avg Sched Bal	Total SCHED_BAL	% Sched Bal	GWAC	% MI	Wtd Avg FICO	Wtd Avg DTI	Wtd Avg LTV	% SFD	% PUD	% Owner Occ	% Full Doc	% Reduced Doc	% Stated Doc	% Int Only	% CA
Not in Buckets	197,470	509,866,372	56.8	6.99	0.0	661	38.0	79.9	77.3	9.2	91.3	49.3	16.4	33.6	46.2	41.5
DTI 0.1 - 20.0 & FICO<525	127,893	1,023,145	0.1	9.13	0.0	507	10.6	79.3	100.0	0.0	84.5	64.7	20.4	14.9	0.0	27.1
DTI 20.1 - 25.0 & FICO<525	75,911	379,554	0.0	8.76	0.0	504	22.4	78.0	100.0	0.0	100.0	100.0	0.0	0.0	0.0	0.0
DTI 25.1 - 30.0 & FICO<550	124,420	3,110,511	0.3	9.19	0.0	521	27.8	73.3	86.7	6.1	86.6	53.6	8.1	38.4	0.0	11.5
DTI 30.1 - 35.0 & FICO<575	159,012	11,925,901	1.3	7.95	0.0	543	32.8	75.5	78.4	15.7	96.0	75.5	12.2	12.3	0.0	19.2
DTI 35.1 - 40.0 & FICO<600	164,061	37,405,833	4.2	7.79	0.0	566	37.8	78.7	83.3	5.4	97.1	67.6	10.9	21.6	14.0	26.0
DTI 40.1 - 45.0 & FICO<625	181,408	89,071,502	9.9	7.48	0.0	584	42.8	79.6	82.7	7.8	97.2	67.1	11.8	21.0	25.3	29.4
DTI 45.1 - 50.0 & FICO<650	200,044	191,442,483	21.3	7.30	0.0	601	47.7	80.4	80.7	8.8	94.9	60.9	11.1	27.9	31.8	38.3
DTI 50.1 - 55.0 & FICO<675	221,099	53,284,756	5.9	7.06	0.0	597	52.6	78.9	80.0	6.2	93.6	77.7	6.4	15.7	9.9	30.2
DTI=>55.0 & FICO<700	139,810	699,052	0.1	6.91	0.0	602	55.9	79.3	73.6	0.0	74.3	82.6	17.4	0.0	0.0	63.5
Total:	194,544	898,209,110	100.0	7.17	0.0	631	41.3	79.8	79.0	8.7	93.1	56.4	13.9	29.3	36.7	37.9

Limited and Stated Doc	Wtd Avg Sched Bal	Total SCHED_BAL	% Sched Bal	GWAC	% MI	Wtd Avg FICO	Wtd Avg DTI	Wtd Avg LTV	% SFD	% PUD	% Owner Occ	% Full Doc	% Reduced Doc	% Stated Doc	% Int Only	% CA
Not in Buckets	174,013	510,903,395	56.9	7.07	0.0	620	41.0	80.2	80.3	9.3	93.9	99.1	0.0	0.1	34.8	30.8
FICO 500-525 & Limited or Stated Doc	209,400	7,328,997	0.8	8.40	0.0	513	42.1	72.5	70.3	5.3	94.4	0.0	38.7	61.3	0.0	41.8
FICO 525-550 & Limited or Stated Doc	229,725	14,932,102	1.7	8.23	0.0	539	41.0	72.4	72.2	12.8	94.4	0.0	23.8	76.2	1.5	37.8
FICO 550-575 & Limited or Stated Doc	215,739	21,573,936	2.4	7.94	0.0	562	41.3	73.8	79.2	6.7	90.7	0.0	27.9	72.1	1.3	37.0
FICO 575-600 & Limited or Stated Doc	228,633	28,350,506	3.2	7.65	0.0	588	42.3	78.2	88.3	5.2	93.1	0.0	27.4	72.6	13.0	35.2
FICO 600-625 & Limited or Stated Doc	240,624	54,621,729	6.1	7.41	0.0	612	42.2	79.4	79.7	9.2	91.5	0.0	34.1	65.9	30.9	47.3
FICO 625-650 & Limited or Stated Doc	222,150	79,529,844	8.9	7.18	0.0	638	41.8	79.9	76.8	5.8	94.3	0.0	26.8	73.2	47.2	44.0
FICO 650-675 & Limited or Stated Doc	228,097	74,359,571	8.3	7.09	0.0	661	41.7	80.1	72.0	10.9	92.0	0.0	34.4	65.6	51.4	51.2
FICO 675-700 & Limited or Stated Doc	239,974	51,354,340	5.7	7.10	0.0	686	41.4	80.1	81.9	6.4	90.5	0.0	38.3	61.7	56.4	53.6
FICO 700-725 & Limited or Stated Doc	238,188	24,771,582	2.8	6.92	0.0	711	41.1	80.2	80.2	7.0	83.7	0.0	42.0	58.0	43.8	50.3
FICO 725-750 & Limited or Stated Doc	237,637	17,109,893	1.9	6.97	0.0	735	41.7	82.0	71.8	11.9	92.6	0.0	32.0	68.0	51.0	57.1
FICO 750-775 & Limited or Stated Doc	232,761	8,844,927	1.0	6.91	0.0	759	44.1	81.3	62.1	4.8	97.0	0.0	21.1	78.9	55.1	67.6
FICO 775-800 & Limited or Stated Doc	243,865	4,145,701	0.5	7.02	0.0	785	44.3	82.7	88.2	3.2	93.7	0.0	36.8	63.2	33.5	43.3
FICO=>800 & Limited or Stated Doc	382,587	382,587	0.0	6.45	0.0	800	47.0	80.0	100.0	0.0	100.0	0.0	0.0	100.0	0.0	0.0
Total:	194,544	898,209,110	100.0	7.17	0.0	631	41.3	79.8	79.0	8.7	93.1	56.4	13.9	29.3	36.7	37.9

IO	Wtd Avg Sched Bal	Total SCHED_BAL	% Sched Bal	GWAC	% MI	Wtd Avg FICO	Wtd Avg DTI	Wtd Avg LTV	% SFD	% PUD	% Owner Occ	% Full Doc	% Reduced Doc	% Stated Doc	% Int Only	% CA
Not in Buckets	165,439	568,778,269	63.3	7.45	0.0	618	41.3	79.9	79.3	7.4	89.5	57.8	13.8	27.7	0.0	26.6
FICO 525-550 & Interest Only	220,000	220,000	0.0	7.90	0.0	549	40.3	80.0	100.0	0.0	100.0	0.0	0.0	100.0	100.0	0.0
FICO 550-575 & Interest Only	288,250	2,594,250	0.3	6.82	0.0	565	40.8	76.1	100.0	0.0	100.0	88.8	0.0	11.2	100.0	48.0
FICO 575-600 & Interest Only	238,880	29,621,124	3.3	7.00	0.0	588	40.6	78.7	91.1	6.1	97.8	87.6	3.3	9.1	100.0	46.1
FICO 600-625 & Interest Only	265,763	61,922,708	6.9	6.87	0.0	613	41.5	79.9	80.9	14.3	99.6	72.7	10.2	17.0	100.0	49.6
FICO 625-650 & Interest Only	264,161	75,549,911	8.4	6.67	0.0	638	41.9	78.6	77.7	11.0	100.0	50.3	12.1	37.6	100.0	56.1
FICO 650-675 & Interest Only	298,500	70,446,022	7.8	6.60	0.0	661	41.8	80.2	75.5	11.5	99.5	45.7	16.5	37.8	100.0	59.1
FICO 675-700 & Interest Only	313,969	45,839,527	5.1	6.58	0.0	686	40.5	79.6	80.9	8.3	99.5	36.5	21.1	42.0	100.0	67.1
FICO 700-725 & Interest Only	294,436	19,432,747	2.2	6.43	0.0	710	41.9	80.0	75.5	15.0	97.4	44.1	28.1	27.7	100.0	59.1
FICO 725-750 & Interest Only	309,540	12,381,615	1.4	6.61	0.0	736	40.2	79.7	74.9	8.9	96.4	29.5	16.7	53.8	100.0	73.7
FICO 750-775 & Interest Only	310,976	8,396,351	0.9	6.38	0.0	760	44.4	80.4	43.6	12.7	100.0	41.9	5.5	52.6	100.0	68.3
FICO 775-800 & Interest Only	275,144	3,026,586	0.3	6.34	0.0	781	43.8	79.4	77.9	0.0	100.0	54.0	22.9	23.1	100.0	78.4
Total:	194,544	898,209,110	100.0	7.17	0.0	631	41.3	79.8	79.0	8.7	93.1	56.4	13.9	29.3	36.7	37.9